   As filed with the Securities and Exchange Commission on November __, 1997

                                                     Registration No. 333-______

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                      ASPECT TELECOMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)

            CALIFORNIA                               94-2974062
     (State of Incorporation)           (I.R.S. Employer Identification No.)

                                 1730 FOX DRIVE
                         SAN JOSE, CALIFORNIA 95131-2312
                                 (408) 325-2200
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                JAMES R. CARREKER
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                      ASPECT TELECOMMUNICATIONS CORPORATION
                                 1730 FOX DRIVE
                         SAN JOSE, CALIFORNIA 95131-2312
                                 (408) 325-2200
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                   COPIES TO:
                                 JON E. GAVENMAN
                                VENTURE LAW GROUP
                           A PROFESSIONAL CORPORATION
                               2800 SAND HILL ROAD
                          MENLO PARK, CALIFORNIA 94025
                                 (650) 854-4488

        If the only securities being registered on this Form are to be offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

        If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

        If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

        If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

        If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

        The registrant hereby withdraws from registration under the Securities Act of 1933, as amended, 317,876 shares of the Common Stock. The Registrant initially registered an aggregate of 347,876 shares of Common Stock pursuant to this Registration Statement. This Registration Statement was declared effective on July 21, 1997, pursuant to which 30,000 shares were issued and sold by certain shareholders of the Company.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Act of 1933, Aspect Telecommunications Corporation certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California, on November ___, 1997.

                                        ASPECT TELECOMMUNICATIONS CORPORATION

                                        By:  /s/ ERIC J. KELLER
                                        -------------------------------------
                                        Eric J. Keller
                                        Vice President, Finance and Chief
                                        Financial Officer


        Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the capacities and on the dates indicated.


          Signature                               Title                            Date
          ---------                               -----                            ----

    /s/ James R. Carreker*         Chairman, Chief Executive Officer and      November __, 1997
------------------------------     Director (Principal Executive Officer)
        (James R. Carreker)

    /s/ Eric J. Keller             Vice President, Finance and Chief          November __, 1997
------------------------------     Financial Officer (Principal
        (Eric J. Keller)           Financial and Accounting Officer)

    /s/ Debra J. Engel*            Director                                   November __, 1997
------------------------------
        (Debra J. Engel)

    /s/ Norman A. Fogelsong*       Director                                   November __, 1997
------------------------------
       (Norman A. Fogelsong)

    /s/ James L. Patterson*        Director                                   November __, 1997
------------------------------
        (James L. Patterson)

    /s/ John W. Peth*              Director                                   November __, 1997
------------------------------
        (John W. Peth)

*  By Eric J. Keller, Attorney In Fact pursuant to Power of Attorney on page II-3 of the Registration Statement on
   Form S-3 filed with the Securities and Exchange Commission on July 16, 1997.